DEBT	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
DEBT
DEBT
The carrying value of long-term debt outstanding was as follows at December 31, 2016 and 2015:

	2016	2015
	(in millions)
Long-term debt:
Senior notes:
$500 million, 7.20% due June 15, 2018	$501	$502
$300 million, 6.30% due August 1, 2018	304	307
$400 million, 2.625% due October 1, 2019	398	398
$600 million, 3.15% due December 1, 2022	595	595
$600 million, 3.85% due October 1, 2024	595	595
$250 million, 8.15% due June 15, 2038	264	263
$400 million, 4.625% due December 1, 2042	396	396
$750 million, 4.95% due October 1, 2044	739	738
Total long-term debt	$3,792	$3,794

Senior Notes
In September 2014, we issued $400 million of 2.625% senior notes due October 1, 2019, $600 million of 3.85% senior notes due October 1, 2024 and $750 million of 4.95% senior notes due October 1, 2044. Our net proceeds, reduced for the underwriters' discount and commission and offering expenses, were $1.73 billion. We used a portion of the net proceeds to redeem the $500 million 6.45% senior unsecured notes as discussed below.

In October 2014, we redeemed the $500 million 6.45% senior unsecured notes due June 1, 2016, at 100% of the principal amount plus applicable premium for early redemption and accrued and unpaid interest to the redemption date, for cash totaling approximately $560 million. We recognized a loss on extinguishment of debt of approximately $37 million in October 2014 for the redemption of these notes which is included in interest expense in the consolidated statement of income.

Our senior notes, which are unsecured, may be redeemed at our option at any time at 100% of the principal amount plus accrued interest and a specified make-whole amount. The 7.20% and 8.15% senior notes are subject to an interest rate adjustment if the debt ratings assigned to the notes are downgraded (or subsequently upgraded). In addition, our senior notes (other than the 6.30% senior notes) contain a change of control provision that may require us to purchase the notes under certain circumstances.
Prior to 2009, we were parties to interest-rate swap agreements that exchanged the fixed interest rate under our senior notes for a variable interest rate based on LIBOR. As a result, the carrying value of the senior notes was adjusted to reflect changes in value caused by an increase or decrease in interest rates. During 2008, we terminated all of our swap agreements. The cumulative adjustment to the carrying value of our senior notes was $103 million as of the termination date which is being amortized as a reduction to interest expense over the remaining term of the senior notes. In October 2014, the redemption of our 6.45% senior notes reduced the unamortized carrying value adjustment by $12 million. The unamortized carrying value adjustment was $23 million as of December 31, 2016 and $28 million as of December 31, 2015.
Credit Agreement
Our 5-year $1.0 billion unsecured revolving credit agreement expires July 2018. Under the credit agreement, at our option, we can borrow on either a competitive advance basis or a revolving credit basis. The revolving credit portion bears interest at either LIBOR plus a spread or the base rate plus a spread. The LIBOR spread, currently 100 basis points, varies depending on our credit ratings ranging from 90 to 150 basis points. We also pay an annual facility fee regardless of utilization. This facility fee, currently 12.5 basis points, may fluctuate between 10 and 25 basis points, depending upon our credit ratings. The competitive advance portion of any borrowings will bear interest at market rates prevailing at the time of borrowing on either a fixed rate or a floating rate based on LIBOR, at our option.
The terms of the credit agreement include standard provisions related to conditions of borrowing, including a customary material adverse effect clause which could limit our ability to borrow additional funds. In addition, the credit agreement contains customary restrictive and financial covenants as well as customary events of default, including financial covenants regarding the maintenance of a minimum level of net worth of $9.0 billion at December 31, 2016 and a maximum leverage ratio of 3.0:1. We are in compliance with the financial covenants, with actual net worth of $10.7 billion and an actual leverage ratio of 1.4:1, as measured in accordance with the credit agreement as of December 31, 2016. In addition, the credit agreement includes an uncommitted $250 million incremental loan facility.
At December 31, 2016, we had no borrowings outstanding under the credit agreement and no letters of credit outstanding under the credit agreement. Accordingly, as of December 31, 2016, we had $1 billion of remaining borrowing capacity under the credit agreement, none of which would be restricted by our financial covenant compliance requirement. We have other customary, arms-length relationships, including financial advisory and banking, with some parties to the credit agreement.
Commercial Paper
In October 2014, we entered into a commercial paper program pursuant to which we may issue short-term, unsecured commercial paper notes privately placed on a discount basis through certain broker dealers. Amounts available under the program may be borrowed, repaid and re-borrowed from time to time, with the aggregate face or principal amount outstanding under the program at any time not to exceed $1 billion. The net proceeds of issuances have been and are expected to be used for general corporate purposes. The maximum principal amount outstanding at any one time during the year ended December 31, 2016 was $475 million, with $300 million outstanding at December 31, 2016, compared to $299 million outstanding at December 31, 2015.